STATEMENT OF ADDITIONAL INFORMATION                             October 31, 2000
FOR THE EASTCLIFF FUNDS                            (as supplemented May 1, 2001)




Eastcliff Total Return Fund              Eastcliff Regional Small Capitalization
Eastcliff Growth Fund                     Value Fund
Eastcliff Emerging Growth Fund           Eastcliff Contrarian Value Fund


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Eastcliff Funds, Inc. dated October 31, 2000. Requests for copies of the prospectus should be made in writing to Eastcliff Funds, Inc., 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, or by calling
(612) 336-1444.

     The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2000 of Eastcliff Funds, Inc. (File No. 811-4722) as filed with the Securities and Exchange Commission on August 23, 2000:

     o    Statement of Assets and Liabilities (Eastcliff Total Return Fund only)

     o    Schedule of Investments (Eastcliff Total Return Fund only)

     o Statements of Net Assets (Eastcliff Growth Fund, Eastcliff Emerging Growth Fund, Eastcliff Regional Small Capitalization Value Fund and Eastcliff Contrarian Value Fund only)

     o    Statements of Operations

     o    Statements of Changes in Net Assets

     o    Financial Highlights

     o    Notes to the Financial Statements

     o    Report of Independent Accountants



                              EASTCLIFF FUNDS, INC.
                              1400 Peavey Building
                             730 Second Avenue South
                          Minneapolis, Minnesota 55402


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                              EASTCLIFF FUNDS, INC.

                                Table of Contents

                                                                            Page
                                                                             No.

GENERAL INFORMATION AND HISTORY............................................... 1

INVESTMENT RESTRICTIONS....................................................... 1

INVESTMENT CONSIDERATIONS..................................................... 3

DIRECTORS AND OFFICERS OF THE CORPORATION.....................................16

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS............................20

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR......................21

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE..............................25

DISTRIBUTION OF SHARES........................................................30

RETIREMENT PLANS..............................................................31

AUTOMATIC INVESTMENT PLAN.....................................................34

REDEMPTION OF SHARES..........................................................34

SYSTEMATIC WITHDRAWAL PLAN....................................................34

ALLOCATION OF PORTFOLIO BROKERAGE.............................................35

CUSTODIAN.....................................................................37

TAXES.........................................................................37

SHAREHOLDER MEETINGS..........................................................38

CAPITAL STRUCTURE.............................................................39

INDEPENDENT ACCOUNTANTS.......................................................40

DESCRIPTION OF SECURITIES RATINGS.............................................40



No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 2000 and, if given or made, such information or representations may not be

     The Statement of Additional Information does not constitute an offer to sell securities. relied upon as having been authorized by Eastcliff Funds, Inc.



                                       i
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                         GENERAL INFORMATION AND HISTORY

     Eastcliff Funds, Inc., a Wisconsin corporation incorporated on May 23, 1986 (the "Corporation"), is an open-end management investment company consisting of five diversified portfolios, Eastcliff Total Return Fund (the "Total Return Fund"), Eastcliff Growth Fund (the "Growth Fund"), Eastcliff Emerging Growth Fund (the "Emerging Growth Fund"), Eastcliff Regional Small Capitalization Value Fund (the "Regional Small Capitalization Value Fund") and Eastcliff Contrarian Value Fund (the "Contrarian Value Fund") (collectively, the "Eastcliff Funds" or the "Funds"). The Corporation is registered under the Investment Company Act of 1940 (the "Act"). The Corporation was called "Fiduciary Total Return Fund, Inc." prior to December 23, 1994.

                             INVESTMENT RESTRICTIONS

     Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

     1. None of the Funds will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options, except that (a) the Growth Fund may invest for hedging purposes up to 5% of its net assets in put or call options and each of the Growth Fund and the Emerging Growth Fund may invest for hedging purposes up to 5% of its net assets in options on futures contracts and up to 5% of its net assets in futures contracts, (b) each of the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may write or invest in put and call options to the extent permitted by the Act; and (c) the Emerging Growth Fund may sell securities short to the extent permitted by the Act. No Fund's investments in warrants, valued at the lower of cost or market, will exceed 5% of the value of such Fund's net assets.

     2. None of the Funds will borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its net assets) or for emergency or extraordinary purposes, and none of the Funds will pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of such Fund's net assets.

     3. None of the Funds will lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% (15% for the Emerging Growth Fund) of such Fund's net assets) or will lend its portfolio securities. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, such Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in value of the collateral during the period while such Fund seeks to enforce its rights thereto; (b) possible decreased levels of income during this period; and (c) expenses of enforcing its rights.

     4. None of the Funds will make investments for the purpose of exercising control or management of any company.

     5. None of the Funds will purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, such Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of such Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the assets of each of the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may be invested without regard to these limitations.

     6. None of the Funds will concentrate more than 25% of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

     7. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

     8. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of any Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

     9. None of the Funds will act as an underwriter or distributor of securities other than shares of the Corporation and none of the Funds, other than the Emerging Growth Fund and the Contrarian Value Fund, may purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

     10. None of the Funds will purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

     11. None of the Funds will purchase or sell real estate, real estate mortgage loans or real estate limited partnerships.

     12. None of the Funds will purchase or sell commodities or commodities contracts, except that the Growth Fund and the Emerging Growth Fund may invest in futures contracts and options on future contracts to the extent set forth in Investment Restriction No. 1 above.

     13. The Total Return Fund will not invest more than 5% of its total assets, and each of the Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value

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Fund and the Contrarian Value Fund will not invest more than 10% of its total assets, in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

     The following investment limitation is not fundamental, and may be changed without shareholder approval.

     1. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund; (b) securities of money market mutual funds; or (c) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission. No purchases described in (b) and
(c) will be made if as a result of such purchase such Fund would hold more than 3% of any class of securities, including voting securities, of any registered investment company or more than 5% of such Fund's assets, taken at current value, would be invested in the securities of any registered investment company or in securities of registered closed-end investment companies.

     The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's investment restrictions will be deemed to have occurred.

                            INVESTMENT CONSIDERATIONS

     The Prospectus describes the Funds' principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

     Each of the Funds may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

     The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

     The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments

     Each of the Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income (with respect to the Total Return Fund) and possible capital gains at those times when its portfolio manager believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a non-convertible bond or debenture is downgraded below investment grade, a Fund will promptly dispose of such bond or debenture, unless its portfolio manager believes it disadvantageous to the Fund to do so.

Convertible Low-Rated Securities

     Each of the Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund's portfolio manager will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

     Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.

     Effect of Interest Rates and Economic Changes. The low-rated security market is relatively new and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of low-rated securities.

     Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund's net asset value.

     As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund's net asset value. If such Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

     Credit Ratings. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

     Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Government Obligations

     Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

     Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities

     Each of the Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Each of the Funds may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs" which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. "POs" which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters" which have a coupon rate that moves in the reverse direction to an applicable index.

     Investments in CMO certificates can expose the Funds to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect a Fund against a reduction in income due to a decline in interest rates. A Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

When-Issued and Delayed-Delivery Transactions

     Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

Preferred Stocks

     Each of the Funds may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit qualify of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Hedging Instruments

     Each of the Growth Fund and the Emerging Growth Fund may invest up to 5% of its net assets in put or call options and options on futures contracts and up to 5% of its net assets in futures contracts. Each of the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may purchase put and call options on equity securities and on stock indices and write covered call options on equity securities owned by the Fund, provided not more than 5% of the Fund's net assets will be invested in put and call options and the premiums received by the Fund with respect to unexpired call options written by the Fund will not exceed 5% of the Fund's net assets. Generally the foregoing investments will be effected during periods of anticipated market weakness and, in any event, will not result in leveraging of the applicable Fund's portfolio.

     Futures Contracts. When the Growth Fund or the Emerging Growth Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Growth Fund or the Emerging Growth Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its future position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a Futures Commission Merchant ("FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Growth Fund or the Emerging Growth Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, such Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Growth Fund and the Emerging Growth Fund may purchase options on futures contracts, as well as options on equity securities and stock indices. The Regional Small Capitalization Value Fund and the Contrarian Value Fund may purchase options on equity securities and on stock indices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. Such Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

     Stock Index Options. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes also may be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     Writing Call and Put Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Growth Fund or the Emerging Growth Fund will be required to make margin payments to an FCM as described above for futures contracts.

     To terminate its obligations on a call which it has written, a Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Growth Fund and the Emerging Growth Fund may only write covered puts and the Regional Small Capitalization Value Fund and the Contrarian Value Fund currently will not write put options. For a put to be covered, the Growth Fund or the Emerging Growth Fund must maintain cash or liquid securities equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Combined Option Positions. The Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund's current or anticipated investments. The Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may invest in options and (with respect to the Growth Fund and the Emerging Growth Fund only) futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instrument match the applicable Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may purchase or sell options and (with respect to the Growth Fund and Emerging Growth Fund only) futures contracts with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

     Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund's access to other assets held to cover its options or futures positions could also be impaired.

     Asset Coverage for Futures and Option Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash or liquid securities in the amounts prescribed. Securities so set aside cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that setting aside of a portion of the applicable Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

     Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transactions costs to which the Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund or the Contrarian Value Fund, as applicable, would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the applicable Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to such Fund may leave such Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

Foreign Securities

     The Total Return Fund and the Emerging Growth Fund may invest up to 25% and the Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund up to 20% of their respective assets in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for a Fund's shareholders. Each Fund will limit such investments to securities of foreign issuers domiciled in Australia and the non-communist nations of Western Europe, North

America and Eastern Asia. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Short Sales

     The Emerging Growth Fund may seek to realize additional gains through effecting short sales in securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Emerging Growth Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time it purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Emerging Growth Fund. Until the security is replaced, the Emerging Growth Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Emerging Growth Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Emerging Growth Fund closes its short position or replaces the borrowed security, it will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.

Warrants and Rights

     Each Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund's portfolio manager for inclusion in that Fund's portfolio. Additionally, the Total Return Fund will purchase warrants or rights only if they are sold as a unit with another equity or debt security. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

Illiquid Securities

     Each of the Funds may invest up to 10% (15% for the Emerging Growth Fund) of its net assets in securities for which there is no readily available market ("illiquid securities"). This limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities") which may be purchased by the Emerging Growth

Fund and the Contrarian Value Fund but not the other Funds. However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Corporation has delegated to Resource Capital Advisers, Inc. (the "Adviser") the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments);
(iii) and availability of market quotations; and (iv) other permissible factors.

     Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Portfolio Turnover

     The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes. During the fiscal year ended June 30, 2000, the annual portfolio turnover rate for the Growth Fund was higher than in the preceding two fiscal years because of increased sales of securities which were necessary to meet redemption requests.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

     As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years and other information with respect to each of the directors and officers of the Corporation are as follows:

CONLEY BROOKS, JR.*

1450 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(PRESIDENT AND A DIRECTOR OF THE CORPORATION)

     Mr. Brooks, age 55, has been President of Brooks Associates, Inc., an asset and investment management firm, since 1982. He was Chairman of the Board of Resource Companies, Inc. since 1992 until its merger into U.S. Trust Corporation, a subsidiary of The Charles Schwab Corporation, on April 30, 2001. Prior to the merger with U.S. Trust Corporation, Resource Companies, Inc. was a bank holding company which owned Resource Trust Company (where Mr. Brooks had also been CEO since 1998), then the corporate parent of Resource Capital Advisers, Inc. Mr. Brooks has been President and a director of the Corporation since December, 1994.

JOSEPH H. DUGAN

913 Franklin Lake Road
Franklin Lakes, New Jersey 07417
(A DIRECTOR OF THE CORPORATION)

     Mr. Dugan, age 75, is retired. He currently serves on the Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., and on the Board of Trustees of Excelsior Institutional Trust, all registered investment companies co-managed and administered by U.S. Trust Company, an affiliate of U.S. Trust Corporation.

ROLF ENGH

1101 S. 3rd St.
Minneapolis, Minnesota  55415
(A DIRECTOR OF THE CORPORATION)

     Mr. Engh, age 47, has been General Counsel and Corporate Secretary of The Valspar Corporation, a paint manufacturing company, since 1993. Mr. Engh has been a director of the Corporation since July, 1998.


-----------------
     * Mr. Brooks is a director who is an "interested person" of the Corporation as that term is defined in the Investment Company Act of 1940.

A. SKIDMORE THORPE

1350 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(A DIRECTOR OF THE CORPORATION)

     Mr. Thorpe, age 71, is a private investor; he has been Chairman of Andrus California Timberland Partnerships, a private investment firm, since 1988. Mr. Thorpe has been a director of the Corporation since December, 1994.

JOHN A. CLYMER

1400 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(VICE PRESIDENT, SECRETARY AND TREASURER OF THE CORPORATION)

     Mr. Clymer, age 52, is a Managing Director of U.S. Trust Corporation. He has been a managing director of Resource Trust Company until its merger into U.S. Trust Corporation on April 30, 2001 and President of Resource Capital Advisers, Inc. since 1994. Prior to joining the Resource Companies, he was president of Minnesota Mutual Life Insurance Company, and had held various positions within Minnesota Mutual Life Insurance Company since 1972. Mr. Clymer has served as a Vice President of the Corporation since June, 1996 and as Secretary and Treasurer of the Corporation since June, 1997. Mr. Clymer is a director of Hanover Capital Mortgage Holdings, Inc., a real estate investment trust, and WTC Industries, Inc.

A. RODNEY BOREN

1400 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(VICE PRESIDENT OF THE CORPORATION)

     Mr. Boren, age 54, is a Managing Director of U.S. Trust Corporation. He was a managing director of Resource Trust Company since December, 1995 until its merger into U.S. Trust Corporation on April 30, 2001. Prior to joining Resource Trust Company, he was with Norwest Bank since 1974, most recently serving as Executive Vice President, Norwest Institutional Trust Services, from 1990 to 1995. Mr. Boren served as an Investment Officer of the Corporation from February, 1996 to June, 1997 and has served as Vice President of the Corporation since June, 1997.

PATRICE J. NEVERETT

249 Royal Palm Way
Suite 400
Palm Beach, Florida  33480
(VICE PRESIDENT OF THE CORPORATION)

     Ms. Neverett, age 47, has been Executive Vice President and Senior Portfolio Manager of Palm Beach Investment Advisers, LLC. since 1990. Ms. Neverett is the Investment Manager of the Eastcliff Total Return Fund.

RHONDA T. OMLIE

1400 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(VICE PRESIDENT OF THE CORPORATION)

     Ms. Omlie, age 42, is a Vice President of U.S. Trust Corporation. She was a senior vice president of Resource Trust Company until its merger into U.S. Trust Corporation on April 30, 2001. She had been employed at Resource Trust Company in various capacities since 1985. Ms. Omlie has been a Vice President of the Corporation since September, 2000.

     The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended June 30, 2000:

                               COMPENSATION TABLE

                                     Pension or                       Total
                                     Retirement                    Compensation
                      Aggregate       Benefits       Estimated         from
                     Compensation    Accrued as       Annual       Corporation
         Name of        from        Part of Fund   Benefits Upon     Paid to
         Person      Corporation      Expenses      Retirement      Directors

Conley Brooks, Jr.         $0            $0           $0                $0
Joseph H. Dugan*           $0            $0           $0                $0
Rolf Engh              $3,000            $0           $0            $3,000
John J. Fauth*             $0            $0           $0                $0
A. Skidmore Thorpe       $500            $0           $0              $500
E. Thomas Welch*           $0            $0           $0                $0
Donald S. Wilson*          $0            $0           $0                $0

______________
* Mr. Dugan was elected to the Board of Directors on March 29, 2001. Mr. Welch resigned as a director subsequent to the fiscal year ended June 30, 2000 and Messrs. Fauth and Wilson did not stand for re-election as directors at the special meeting of shareholders held on March 29, 2001.

     The Corporation, the Adviser and each of the investment advisory firms that serve as portfolio managers for the Funds have adopted codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     As of September 30, 2000, all officers and directors of the Corporation as a group (11 persons) beneficially owned 887 shares of the Total Return Fund (which constituted 0.08% of its then outstanding shares), 2,464 shares of the Growth Fund (which constituted 0.25% of its then outstanding shares), 2,598 shares of the Regional Small Capitalization Value Fund (which constituted 0.08% of its then outstanding shares), 1,210 shares of the Contrarian Value Fund (which constituted 0.23% of its then outstanding shares) and 163 shares of the Emerging Growth Fund (which constituted 0.02% of its then outstanding shares).

     As of September 30, 2000, the sole beneficial holder of more than 5% of the Total Return Fund's then outstanding shares was Resource Trust Company, 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, which owned 881,208 shares, or 82.80% of the total shares of such Fund then outstanding.

     As of September 30, 2000, the beneficial holders of more than 5% of the Growth Fund's then outstanding shares were Resource Trust Company, 1400 Peavey Building 730 Second Avenue South, Minneapolis, Minnesota 55402, which owned 551,227 shares of such Fund (constituting 55.02% of its then outstanding shares), Rochester Area Foundation, U.S. Bank, N.A. Custodian, P.O. Box 64010, St. Paul, MN 55164, which owned 79,674 shares of such Fund (constituting 7.95% of its then outstanding shares, Peter R. Kitchak, 135 West Point Road, Excelsior, MN 55331, who owned 65,563 shares of such Fund (constituting 6.54% of its then outstanding shares), and Minnesota Masonic Homes, 11501 Masonic Home Drive, Bloomington, MN 55437, which owned 53,109 shares of such Fund (constituting 5.30% of its then outstanding shares).

     As of September 30, 2000, the beneficial holders of more than 5% of the Regional Small Capitalization Value Fund's then outstanding shares were Resource Trust Company, 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, which owned 868,397 shares of such Fund (constituting 28.25% of its then outstanding shares), U.S. Bank, N.A., 180 E. 5th St., P.O. Box 64488, St. Paul, Minnesota 55164-0488, which owned 614,126 shares of such Fund (constituting 19.98% of its then outstanding shares), and Wells Fargo Bank MN, NA, P. O. Box 1533, Minneapolis, MN 55480, which owned 285,495 shares of such Fund (constituting 9.29% of its then outstanding shares).

     As of September 30, 2000, the beneficial holders of more than 5% of the Contrarian Value Fund's then outstanding shares were Resource Trust Company, 1400 Peavey Building, 730 Second Avenue South, Minneapolis, MN 55402, which owned 419,039 shares, (constituting 79.07% of its then outstanding shares), and Hollybrook & Co. and Allbrook & Co., affiliates of Conley Brooks, Jr., which owned 85,583 shares of such Fund (constituting 16.15% of its then outstanding shares).

     As of September 30, 2000, the beneficial holders of more than 5% of the Emerging Growth Fund's then outstanding shares were Gail M. Knappenberger & Sharyn W. Knappenberger, 601 Carlson Parkway, Suite 950, Minnetonka, MN 55305, who owned 504,016 shares of such Fund (constituting 55.66% of its then outstanding shares) and the National Bank of Commerce, FBO Lincoln Community Foundation, P.O. Box 82408, Lincoln, NE 68501, which owned 228,584 shares of such Fund (constituting 25.24% of its then outstanding shares). Resource Trust Company, a Minnesota corporation, is the parent company of Resource Capital Advisers, Inc., the investment adviser to each of the Funds.

     The Corporation and the Total Return Fund, the Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund, but not the Emerging Growth Fund, are controlled by Resource Trust Company. Resource Trust Company owns sufficient shares of the Total Return Fund, the Growth Fund and the Contrarian Value Fund to approve or disapprove all matters brought before shareholders of such Funds, including the election of directors of the Corporation and the approval of auditors. Gail and Sharyn Knappenberger control the Emerging Growth Fund and own sufficient shares to approve or disapprove all matters brought solely before the shareholders of the Emerging Growth Fund. The Corporation does not control any person.

            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

     The investment adviser to each of the Funds is Resource Capital Advisers, Inc. (the "Adviser"), the portfolio manager to the Total Return Fund is Palm Beach Investment Advisers, LLC ("PBIA"), the portfolio manager to the Growth Fund is Winslow Capital Management, Inc. ("WCM"), the portfolio manager of the Emerging Growth Fund is KB Growth Advisors, LLC ("KB"), the portfolio manager to the Regional Small Capitalization Value Fund is Woodland Partners LLC ("WP") and the portfolio manager to the Contrarian Value Fund is Sasco Capital, Inc. ("Sasco"). The Adviser is an indirect wholly-owned subsidiary of The Charles Schwab Corporation. The Chares Schwab Corporation is a publicly traded financial holding company. The Adviser's executive officers include E. Thomas Welch, Chief Operating Officer, John A. Clymer, President, Compliance Officer and Chief Investment Officer, and Dan W. Melcher, Chief Financial Officer. The directors of the Adviser are E. Thomas Welch, Conley Brooks, Jr. and Lyman E. Wakefield, Jr. PBIA is controlled by AAM Palm Beach, LLC, an Illinois limited liability company controlled by Andrew Jarmel, Barry Hoyt and Peter Mavrogenes. WCM is controlled by Clark J. Winslow, its President, Chief Executive Officer, and principal shareholder. KB is controlled by Gail Knappenberger, its Chairman and principal owner. WP is owned in equal parts by Richard W. Jensen, Elizabeth

M. Lilly and Richard J. Rinkoff. Sasco is owned by Hoda Bibi, Bruce Bottomley, Lee Garcia and Daniel Leary.

     Pursuant to an investment advisory agreement entered into between the Corporation, on behalf of each of the Funds, and the Adviser (the "Management Agreement"), the Adviser provides consulting, investment and administrative services to each of the Funds. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Funds and that are under the common control of U.S. Trust Corporation. The specific investments for each Fund will be made by the Adviser or one or more portfolio managers selected for such Fund by the Adviser. The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Funds, selects portfolio managers, allocates assets among the portfolio managers and monitors and evaluates the portfolio managers' performance. The Adviser and each of the Funds enter into separate sub-advisory agreements with such Fund's portfolio managers. The Adviser also provides each of the Funds with office space, equipment and personnel necessary to operate and administer such Fund's business and to supervise the provision of services by third parties such as the transfer agent and the custodian. During the fiscal years ended June 30, 2000, 1999 and 1998 the Total Return Fund paid the Adviser advisory fees of $246,156, $251,628 and $236,368, respectively. During the fiscal years ended June 30, 2000, 1999 and 1998, the Growth Fund paid the Adviser advisory fees of $180,988, $417,074 and $512,180, respectively. During the fiscal years ended June 30, 2000, 1999 and 1998 the Regional Small Capitalization Value Fund paid the Adviser advisory fees of $454,869, $499,521 and $544,391, respectively. The Contrarian Value Fund did not begin operations until December 30, 1997. During the fiscal years ended June 30, 2000 and 1999 and during the period from December 30, 1997 through June 30, 1998, the Contrarian Value Fund paid the Adviser advisory fees of $88,879, $158,237 and $90,399, respectively. The Emerging Growth Fund did not begin operations until September 30, 1999. During the period from September 30, 1999 to June 30, 2000 the Emerging Growth Fund paid the Adviser advisory fees of $64,153.

     The Funds pay all of their own expenses not assumed by the Adviser or their administrator including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

     The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses exceed that percentage of the daily net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information the shares of the Funds are not qualified for sale in any state which imposes an expense limitation. Notwithstanding the most restrictive applicable expense limitation of state securities commissions set forth above or the terms of the Management Agreements, the Adviser has voluntarily agreed to reimburse each of the Funds for expenses in excess of 1.3% of such Fund's average daily net assets during the fiscal year ending June 30, 2001, and did so for the fiscal years ended June 30, 2000, 1999 and 1998 for each of the Funds operating at such times. Each of WCM, KB and Sasco has agreed to reimburse the Adviser in an amount equal to 60% of the reimbursement made by the Adviser with respect to the Growth Fund, Emerging Growth Fund and Contrarian Value Fund, respectively. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, such Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended June 30, 2000, 1999 and 1998, the Adviser reimbursed the Total Return Fund $25,106, $25,397 and $27,489, respectively, for excess expenses. During the fiscal years ended June 30, 2000, 1999 and 1998, the Adviser reimbursed the Growth Fund $44,949, $0 and $0, respectively, for excess expenses. During the fiscal years ended June 30, 2000, 1999 and 1998, the Adviser reimbursed the Regional Small Capitalization Value Fund $36,888, $0 and $0, respectively, for excess expenses. The Contrarian Value Fund did not begin operations until December 30, 1997. During the fiscal years ended June 30, 2000 and 1999 and during the period from December 30, 1997 through June 30, 1998, the Adviser reimbursed the Contrarian Value Fund $41,277, $37,434 and $17,544, respectively, for excess expenses. The Emerging Growth Fund did not begin operations until September 30, 1999. During the period from September 30, 1999 to June 30, 2000 the Adviser reimbursed the Emerging Growth Fund $25,631 for excess expenses.

     As of the date hereof, PBIA is the sole portfolio manager of the Total Return Fund, WCM is the sole portfolio manager of the Growth Fund, KB is the sole portfolio manager for the Emerging Growth Fund, WP is the sole portfolio manager of the Regional Small Capitalization Value Fund and Sasco is the sole portfolio manager of the Contrarian Value Fund. Each of PBIA, WCM, KB, WP and Sasco has entered into a separate sub-advisory contract with the applicable Fund and the Adviser (the Sub-Advisory Agreements"). Pursuant to their respective Sub-Advisory Agreements, each of the portfolio managers makes specific portfolio investments in accordance with such Fund's investment objective and the portfolio manager's investment approach and strategies.

     Portfolio managers of the Funds, including PBIA, WCM, KB, WP and Sasco, are employed and may be terminated by the Adviser subject to prior approval by the Board of Directors of the Corporation. The employment of a new portfolio manager currently requires the prior approval of the shareholders of the applicable Fund. The Corporation, however, may request an order of the Securities and Exchange Commission exempting the Funds from the requirements under the Investment Company Act of 1940 relating to shareholder approval of new portfolio managers. There can be no assurance that the Corporation will request such an order, or, if requested, that such an order will be granted with respect to the Funds. Selection and retention criteria for portfolio managers include: (i) their historical performance records; (ii) consistent performance in the context of the markets and preservation of capital in declining markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the portfolio manager to apply its approach consistently. Each portfolio manager will not necessarily exhibit all of the criteria to the same degree. Portfolio managers are paid by the Adviser (not the Funds).

     The portfolio managers' activities are subject to general supervision by the Adviser and the Board of Directors of the Corporation. Although the Adviser and the Board do not evaluate the investment merits of the portfolio managers' specific securities selections, they do review the performance of each portfolio manager relative to the selection criteria.

     The administrator to each of the Funds is Fiduciary Management, Inc. (the "Administrator"), 225 East Mason Street, Milwaukee, Wisconsin 53202. The Administrator is controlled by Mr. Wilson and Ted D. Kellner. Pursuant to separate administration agreements entered into between each of the Funds and the Administrator (the "Administration Agreements"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. The Administrator at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives from each of the Funds a fee of 0.2% per annum on the first $25,000,000 of the daily net assets of such Fund, 0.1% per annum on the next $20,000,000 of the daily net assets of such Fund and 0.05% per annum of the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of $20,000. The Administrator separately charges the Funds for blue sky filings. During the fiscal years ended June 30, 2000, 1999 and 1998, the Total Return Fund paid the Administrator $48,889, $49,530 and $47,236, respectively, pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2000, 1999 and 1998, the Growth Fund paid the Administrator $34,162, $70,745 and $76,677, respectively, pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2000, 1999 and 1998, the Regional Small Capitalization Value Fund paid the Administrator $68,994, $72,409 and $77,094, respectively pursuant to such Fund's Administration Agreement. The Contrarian Value Fund did not commence operations until December 30, 1997. During the fiscal years ended June 30, 2000 and 1999 and during the period from December 30, 1997 through June 30, 1998, the Contrarian Value Fund paid the Administrator $17,776, $31,647 and $18,080, respectively, pursuant to such Fund's Administration Agreement. The Emerging Growth Fund did not commence operations until September 30, 1999. During the period from September 30, 1999 through June 30, 2000 the Emerging Growth Fund paid the Administrator $12,831 pursuant to such Fund's Administration Agreement.

     The Management Agreement and respective Sub-Advisory Agreements of each of the Funds will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation, or, in the case of the Management Agreement, by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Management Agreement or Sub-Advisory Agreement relating to the applicable Fund or interested persons of the Adviser or applicable Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreements will remain in effect until terminated. The Management Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the applicable Fund's shareholders, on sixty days written notice to the Adviser and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned. Each of the Sub-Advisory Agreements provides that it may be terminated by any party upon giving 30 days written notice to the other parties and that it shall be automatically terminated if it is assigned. Each of the Administration Agreements provides that it may be terminated at any time without the payment of any penalty by the Board of Directors of the Corporation on ninety days written notice to the Administrator and by the Administrator on the same notice to the applicable Fund.

     The Management Agreement, the Sub-Advisory Agreements and the Administration Agreements provide that the Adviser, PBIA, WCM, KB, WP and Sasco and the Administrator, as the case may be, shall not be liable to either of the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreement, the Sub-Advisory Agreements and the Administration Agreements also provide that the Adviser, PBIA, WCM, KB, WP and Sasco, and the Administrator, and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

     The net asset value of each Fund will be determined as of the close of regular trading (currently 4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange may also be closed on national days of mourning.

     The per share net asset value of each Fund is determined by dividing the total value of such Fund's net assets (i.e. its assets less its liabilities) by the total number of its shares outstanding at that time. Securities traded on any national stock exchange or quoted on the Nasdaq National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sales on that date, the most recent bid price. Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Corporation's Board of Directors.

     Each of the Funds may provide from time to time, in advertisements, reports to shareholders and other communications with shareholders, its average annual compounded rate of return. A Fund's average annual compounded rate of return refers to the rate of return which, if applied to an initial investment in such Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in such Fund at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees. Each Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in a Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).

     Any total rate of return quotation for a particular Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by such Fund during that period. Any period total rate of return quotation of a Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of a Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

     The foregoing computation may also be expressed by the following formula:

                                  P(1+T)n = ERV

           P    =    a hypothetical initial payment of $1,000

           T    =    average annual total return

           n    =    number of years

           ERV  =    ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the stated periods at the end of the stated periods.

     Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

     The Total Return Fund's average annual compounded returns for the one-year, five-year and ten-year periods ended June 30, 2000 and for the period from the Fund's commencement of operations (December 30, 1986) through June 30, 2000 were 20.83%, 25.81%, 17.27% and 16.47%, respectively. (From December 17, 1987 until
December 31, 1994 Fiduciary Management, Inc. was the investment adviser to the Total Return Fund.) The Growth Fund's average annual compounded returns for the one-year and five-year periods ended June 30, 2000 were 22.55% and 19.85%, respectively, and for the period from the Growth Fund's commencement of operations (July 1, 1995) through June 30, 2000 was 19.85%. The Regional Small Capitalization Value Fund's average annual compounded return for the one-year period ended June 30, 2000 was -11.82%, and for the period from the Regional Small Capitalization Value Fund's commencement of operations (September 16,
1996) through June 30, 2000 was 4.75%. The Contrarian Value Fund's average annual compounded return for the one-year period ended June 30, 2000 was -6.52%, and for the period from the Contrarian Value Fund's commencement of operations (December 30, 1997) through June 30, 2000 was -3.21%. The Emerging Growth Fund's total return for the period from September 30, 1999 through June 30, 2000 was 29.21%.

     The results below show the value of an assumed initial investment in the Total Return Fund of $10,000 made on December 30, 1986 through June 30, 2000, assuming reinvestment of all dividends and distributions. (From December 17, 1987 until December 31, 1994 Fiduciary Management, Inc. was the investment adviser to the Total Return Fund.)

                               Value of $10,000           Cumulative % Change
Date                             Investment               (i.e. total return)

December 31, 1986                 $ 10,000                       ---
December 31, 1987                   11,225                       +12.2%
December 31, 1988                   13,554                       +35.5
December 31, 1989                   15,341                       +53.4
December 31, 1990                   14,663                       +46.6
December 31, 1991                   19,070                       +90.7

                               Value of $10,000           Cumulative % Change
Date                             Investment               (i.e. total return)

December 31, 1992                   21,052                      +110.5
December 31, 1993                   23,381                      +133.8
December 31, 1994                   22,909                      +129.1
December 31, 1995                   28,221                      +182.2
December 31, 1996                   34,000                      +240.0
December 31, 1997                   44,214                      +342.1
December 31, 1998                   61,321                      +513.2
December 31, 1999                   76,722                      +667.2
June 30, 2000                       78,282                      +682.8

     The results below show the value of an assumed initial investment in the Growth Fund of $10,000 made on June 30, 1995 through June 30, 2000, assuming reinvestment of all dividends and distributions.

                               Value of $10,000           Cumulative % Change
Date                              Investment              (i.e. total return)

December 31, 1995                 $ 10,860                       + 8.6%
December 31, 1996                   12,690                       +26.9
December 31, 1997                   15,533                       +55.3
December 31, 1998                   20,074                      +100.7
December 31, 1999                   23,903                      +139.0
June 30, 2000                       24,711                      +147.1

     The results below show the value of an assumed initial investment in the Regional Small Capitalization Value Fund of $10,000 made on September 16, 1996 through June 30, 2000, assuming reinvestment of all dividends and distributions.

                               Value of $10,000           Cumulative % Change
                                  Investment              (i.e. total return)
Date

December 31, 1996                 $ 10,908                      +  9.1%
December 31, 1997                   13,207                       +32.1
December 31, 1998                   12,697                       +27.0

                               Value of $10,000           Cumulative % Change
                                  Investment              (i.e. total return)
Date

December 31, 1999                   12,703                       +27.0
June 30, 2000                       11,923                       +19.2

     The results below show the value of an assumed initial investment in the Contrarian Value Fund of $10,000 made on December 30, 1997 through June 30, 2000, assuming reinvestment of all dividends and distributions.

                               Value of $10,000           Cumulative % Change
Date                              Investment              (i.e. total return)

December 31, 1997                  $10,030                       +0.3%
December 31, 1998                    9,120                       -8.8
December 31, 1999                    9,059                       -9.41
June 30, 2000                        9,217                       -7.83

     The results below show the value of an assumed initial investment in the Emerging Growth Fund of $10,000 made on September 30, 1999 through June 30, 2000, assuming reinvestment of all dividends and distributions.

                               Value of $10,000           Cumulative % Change
Date                              Investment              (i.e. total return)

December 31, 1999                  $12,992                      +29.92%
June 30, 2000                       12,921                      +29.21

     The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Total Return Fund, the Growth Fund, the Regional Small Capitalization Value Fund, the Contrarian Value Fund or the Emerging Growth Fund in the future. Such performance results also reflect reimbursements made by the Adviser to keep total fund operating expenses at or below 1.3% of average daily net assets. An investment in each of the Total Return Fund, the Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

     Each of the Funds may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Morningstar, Inc. and Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines; and The Wall Street Journal. (Morningstar, Inc. and Lipper Analytical Services, Inc. are independent ranking services that rank over 1,000 mutual funds based upon total return performance.) Each of the Funds may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the S&P 500 Index, S&P 400 Mid-Cap Growth Index, S&P 600 Small Cap Growth Index, Lehman Intermediate Corporate Bond Index, Russell 1000 Growth Index, Russell 2000 Index, Russell 2000 Growth Index, Russell Midcap Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                             DISTRIBUTION OF SHARES

     Each of the Funds has adopted a Distribution Plan (the "Plan") in anticipation that such Fund will benefit from the Plan through increased sales of shares, thereby reducing such Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan provides that each Fund may incur certain costs which may not exceed a maximum amount equal to 1% per annum of such Fund's average daily net assets. However, each of the Funds presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending June 30, 2001. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by a Fund may be spent by such Fund on any activities or expenses primarily intended to result in the sale of shares of such Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Corporation as the Funds do not currently employ a distributor. To the extent any activity financed by the Plan is one which a Fund may finance without a 12b-1 plan, such Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

     The Plan may be terminated by any Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of such Fund. Messrs. Engh, Fauth and Thorpe are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a particular Fund provided for in the Plan requires approval of the shareholders of such Fund and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. None of the Funds incurred any distribution costs pursuant to the Plan during the fiscal year ended June 30, 2000.

                                RETIREMENT PLANS

     Each of the Funds offers the following retirement plans that may be funded with purchases of shares of such Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts

     Individual shareholders may establish their own Individual Retirement Account ("IRA"). Each of the Funds currently offers a Traditional IRA, a Roth IRA and an Education IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

     Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

     Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

     A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 15% of compensation (disregarding for this purpose compensation in excess of $170,000 per year). The $170,000 compensation limit applies for 2000 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

     An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit applies for 2000 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

     A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of any Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

     A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The limit on employee salary reduction contributions is $10,500 annually (as adjusted for cost-of-living increases) although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. The Corporation has received an opinion letter from the IRS holding that the form of the prototype defined contribution retirement plan is acceptable under Section 401 of the Code. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $30,000 or 25% of compensation (earned income). Compensation in excess of $170,000 (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer depends upon whether the employer adopts both the profit sharing and money purchase components of the plan, or only one component.

Retirement Plan Fees

     Firstar Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. Firstar Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the appropriate Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account ($25 maximum per taxpayer identification number); $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. The fee schedule of Firstar Bank, N.A. may be changed upon written notice.

     Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

     Shareholders wishing to invest fixed dollar amounts in a particular Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (612) 336-1444. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

     The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

     The right to redeem shares of the Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of their securities or fairly to determine the value of their net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

     The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of any Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his shares of a particular Fund with the Corporation and appoints it as his agent to effect redemptions of shares of such Fund held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of any Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (612) 336-1444.

     The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of a particular Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of the such Fund, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares of such Fund in his account at any time.

     Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

     The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC, the Funds' transfer agent.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Decisions to buy and sell securities are made (i) for the Total Return by the Adviser and PBIA; (ii) for the Growth Fund by the Adviser and WCM; (iii) for the Emerging Growth Fund by the Adviser and KB; (iv) for the Regional Small Capitalization Value Fund by the Adviser and WP; and (v) for the Contrarian Value Fund by the Adviser and Sasco; in each case subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser, PBIA, WCM, KB, WP and Sasco to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the evaluation by the Adviser, PBIA, WCM, KB, WP and/or Sasco of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser, PBIA, WCM, KB, WP or Sasco may feel that better prices are available from non-principal market makers who are paid commissions directly. Each of the Funds may place portfolio orders with broker-dealers who recommend the purchase of such Fund's shares to clients if the Adviser, PBIA, WCM, KB, WP or Sasco, as the case may be, believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

     In allocating brokerage business for the Funds, the Adviser, PBIA, WCM, KB, WP and Sasco also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While each of the Adviser, PBIA, WCM, KB, WP and Sasco believes these services have substantial value, they are considered supplemental to the efforts of the Adviser, PBIA, WCM, KB, WP or Sasco in the performance of its duties under the applicable Management Agreement or Sub-Advisory Agreement. Other clients of the Adviser, PBIA, WCM, KB, WP or Sasco may indirectly benefit from the availability of these services to the Adviser, PBIA, WCM, KB, WP or Sasco, and the Funds may indirectly benefit from services available to the Adviser, PBIA, WCM, KB, WP or Sasco as a result of transactions for other clients. Each of the Management Agreements and Sub-Advisory Agreements provides that the Adviser, PBIA, WCM, KB, WP or Sasco, as the case may be, may cause the applicable Fund to pay a broker which provides brokerage and research services to the Adviser, PBIA, WCM, KB, WP or Sasco, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser, PBIA, WCM, KB, WP or Sasco determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser, PBIA, WCM, KB, WP or Sasco with respect to the applicable Fund and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Total Return Fund totaled $7,130 on transactions having a total market value of $6,703,149, $17,544 on transactions having a total market value of $17,137,464 and $24,215 on transactions having a total marked value of $24,842,543 for the fiscal years ended June 30, 1998, 1999 and 2000, respectively. During the fiscal years ended June 30, 1998, 1999, and 2000, the Growth Fund paid brokerage commissions of $75,062 on transactions having a total market value of $60,131,748, $97,106 on transactions having a total market value of $61,555,579 and $59,594 on transactions having a total market value of $46,760,831, respectively. During the fiscal years ended June 30, 1998, 1999 and 2000 the Regional Small Capitalization Value Fund paid brokerage commissions of $77,720 on transactions having a market value of $34,327,567, $62,797 on transactions having a total market value of $24,551,852 and $92,579 on transactions having a total market value of $32,693,373, respectively. The Contrarian Value Fund did not commence operations until December 30, 1997. During the period from December 30, 1997 through June 30, 1998, the Contrarian Value Fund paid brokerage commissions of $40,438 on transactions having a total market value of $22,255,053 and for the fiscal years ended June 30, 1999 and 2000 paid $34,597 on transactions having a market value of $16,927,593 and $34,906 on transactions having a total market value of $14,407,820, respectively. The Emerging Growth Fund did not commence operations until September 30, 1999. During the period from September 30, 1999 through June 30, 2000 the Emerging Growth Fund paid brokerage commissions of $7,776 on transactions having a total market value of $3,058,514. All of the brokers to whom commissions were paid by the Total Return Fund, the Growth

Fund, the Regional Small Capitalization Value Fund, the Contrarian Value Fund and the Emerging Growth Fund provided research services to the Adviser.

                                    CUSTODIAN

     Firstar Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, Firstar Bank, N.A. holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. Firstar Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Mutual Fund Services LLC, an affiliate of Firstar Bank, N.A., also acts as the Funds' transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                      TAXES

     Each of the Funds will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.

     Each of the Funds has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

     Each of the Funds intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of a Fund. A portion of the income distributions of the Funds may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

     From time to time the Funds may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Funds' dividend paid deduction.

     At June 30, 2000 the Contrarian Value Fund had a $2,034,554 capital loss carryover which expires June 30, 2008. To the extent that the Contrarian Value Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

     Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

     Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

     Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

     This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

                              SHAREHOLDER MEETINGS

     The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

     The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

     The Corporation's authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Total Return Fund, 300,000,000 are allocated to the Growth Fund, 300,000,000 are allocated to the Emerging Growth Fund, 300,000,000 are allocated to the Regional Small Capitalization Value Fund and 300,000,000 are allocated to the Contrarian Value Fund. Each share outstanding entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Wisconsin law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement).

     The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

     There are no conversion or sinking fund provisions applicable to the shares of any Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Corporation's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

     The shares of each Fund are redeemable and are freely transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares of each Fund entitle the holder to the same rights as whole shares of such Fund.

     The Corporation will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of each Fund. Any shareholder may deliver certificates to Firstar Mutual Fund Services, LLC and direct that his account be credited with the shares. A shareholder may direct Firstar Mutual Fund Services, LLC at any time to issue a certificate for his shares without charge.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Corporation and has so served since the fiscal year ended September 30, 1989.

                        DESCRIPTION OF SECURITIES RATINGS

     Each of the Funds may invest in various securities assigned ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

     Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers of lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC Bonds are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Moody's Investors Service, Inc Bond Ratings.

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

     Standard & Poor's Preferred Stock Ratings. A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

     I. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

     II. Nature of, and provisions of, the issue.

     III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

     "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.



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     "AA" A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     "A" An issued rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



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